LEASE PURCHASE AND SALE AGREEMENT

THIS LEASE PURCHASE AND SALE AGREEMENT (the "Agreement") made this 31st day of March, 2004 (the "Effective Date").

BETWEEN:

CODEAMERICA INVESTMENTS, LLC, a Nevada limited liability company, whose address is 7227 Winchester Road, PMB 258, Memphis, Tennessee 38118

(the "Seller")

OF THE FIRST PART

AND:

ALTUS EXPLORATIONS, INC., whose address is Suite 100, 8900 Germantown Road, Olive Branch, Mississippi 38654

(the "Buyer")

OF THE SECOND PART

WHEREAS the Seller desires to sell its rights, titles and interests in certain oil and gas leases in Freestone County, Texas and the Buyer desires to purchase such rights, titles and interests, on the terms and conditions as described in this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSETH that, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Seller and the Buyer, the parties consent and agree as follows:

1. ASSIGNMENT AND PURCHASE PRICE

1.1 The Seller hereby agrees to sell, assign and deliver to the Buyer (the "Assignment") the Seller's undivided working interest (the "Working Interest") in certain oil and gas leases (the "Leases") of the T.E. Lane gas unit and adjacent areas located in Freestone County, Texas. In consideration for the Assignment the Buyer hereby agrees to irrevocably transfer to the Seller, on the date of such Assignment, 4,040,726 common shares of the Buyer for all the Working Interests set out and described in Schedules "A-1", "A-2", "A-3", "A-4" and "A-5".

1.2 The Working Interest additionally includes, on a proportionate basis:

(a) the rights, benefits and responsibilities of the Seller in all contracts and agreements regarding the Leases such as wells, equipment, interests and other personal property used with the production, gathering, storing, measuring, treating, operating, maintaining, or marketing of oil and gas production from any or all of the Leases; and

(b) the Seller's contracts and agreements involving and related to the Leases including without limitation, unit agreements, operating agreements, and farm-out and farm-in agreements.

2. SELLER'S REPRESENTATIONS AND WARRANTIES

2.1 The Seller represents and warrants to the Buyer that:

(a) the Seller is a company wholly owned by Mr. William M. Cox;

(b) to the best of the knowledge of the Seller there are no claims, proceedings, actions or lawsuits with respect to the Leases; and

(c) except as set forth in this Agreement, the title in the Leases to be assigned and conveyed to the Buyer from the Seller is without warranty, either express or implied.

3. ACKNOWLEDGEMENTS OF THE BUYER

3.1 The Buyer acknowledges and agrees that:

(a) none of the Shares have been registered under the United States Securities Act of 1933, as amended (the "1933 Act"), or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S ("Regulation S") under the 1933 Act, except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(b) the Seller has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act;

(c) the decision to acquire the Shares has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Seller, and such decision is based entirely upon a review of information (the receipt of which is hereby acknowledged) which has been filed by the Seller with the United States Securities and Exchange Commission and in compliance, or intended compliance, with applicable securities legislation;

(d) the Buyer has not acquired the Shares as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares; provided, however, that the Buyer may sell or otherwise dispose of any of the Shares pursuant to registration thereof under the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements;

(e) none of the Shares are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Buyer that any of the Shares will become listed on any stock exchange or automated dealer quotation system; except that currently the common shares of the Seller are quoted for trading on the National Association of Securities Dealers Inc's Over-the-Counter Bulletin Board (the "OTC Bulletin Board");

(f) the Seller will refuse to register any transfer of the Shares not made pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act;

(g) the Buyer has been advised to consult the Buyer's own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to applicable resale restrictions, and it is solely responsible (and the Seller is not in any way responsible) for compliance with:

(i) any applicable laws of the jurisdiction in which the Buyer is resident in connection with the distribution of the Shares hereunder, and

(ii) applicable resale restrictions.

4. REPRESENTATIONS, WARRANTIES and COVENANTS OF THE BUYER

4.1 The Buyer hereby represents and warrants to and covenants with the Seller (which representations, warranties and covenants shall survive the execution of this Agreement) that:

(a) the Buyer has the legal capacity and competence to enter into and execute this Purchase Agreement and to take all actions required pursuant hereto and it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Purchase Agreement on behalf of the Buyer;

(b) the Buyer is an "Accredited Investor", as the term is defined in Regulation D under the 1933 Act;

(c) the entering into of this Purchase Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Buyer or of any agreement, written or oral, to which the Buyer may be a party or by which the Buyer is or may be bound;

(d) the Buyer has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Shares and the Seller;

(e) the Buyer is acquiring the Shares for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Shares in the United States or to U.S. Persons;

(f) the Buyer is acquiring the Shares as principal for the Buyer's own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part;

(g) the Buyer is not an underwriter of, or dealer in, the common shares of the Seller, nor is the Buyer participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares;

(h) the Buyer acknowledges that the Buyer has not acquired the Shares as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares; provided, however, that the Buyer may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(i) the Buyer is not aware of any advertisement of any of the Shares; and

(i) no person has made to the Buyer any written or oral representations:

(i) that any person will resell or repurchase any of the Shares;

(ii) that any person will refund the purchase price of any of the Shares;

(iii) as to the future price or value of any of the Shares; or

(iv) that any of the Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Shares of the Seller on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of the Seller on the OTC Bulletin Board.

5. ROYALTIES ON PRODUCTION

5.1 The Buyer acknowledges and understands that the T.E. Lane gas unit is subject to royalties of 28% of production. The Seller shall deliver to the Buyer its proportionate share of a net revenue interest ("NRI") of seventy-two percent (72%) in and to the Leases. Said NRI shall be inclusive of all lease burdens placed of record as of the Effective Date. There is hereby excepted from this Agreement and reserved to Seller, its affiliates, successors and assigns, all rights and interests not specifically transferred herein.

IN WITNESS WHEREOF, the parties have executed this Agreement to be effective for all purposes as of the Effective Date.

CODEAMERICA INVESTMENTS, LLC

/s/ William M. Cox
Per: William M. Cox
Title:

ALTUS EXPLORATIONS, INC.

/s/ William M. Cox
Per: William M. Cox
Title:

SCHEDULE "A"

This is Schedule "A" annexed to and forming part of the Lease Purchase and Sale Agreement between Altus Explorations, Inc. (the "Buyer") and CodeAmerica Investments, LLC (the "Seller") dated the 31st day of March, 2004

1. LEASES AND ASSIGNED WORKING INTEREST

1.1 The following Schedules "A-1", "A-2", "A-3", "A-4" and "A-5" set out the Leases and the Working Interest assigned by the Seller to the Buyer:

(a) Schedule "A-1": Assignment of additional 10% Working Interest in the T.E. Lane No. 1 (80 acres) in the T.E. Lane gas unit;

(b) Schedule "A-2": Assignment of 100% Working Interest in remaining acreage of the T.E. Lane gas unit (114.22 acres);

(c) Schedule "A-3": Assignment of 100% Working Interest in the Malone Lease (186.26 acres);

(d) Schedule "A-4": Assignment of 100% Working Interest in the Jerrye A. Keith Lease (48.45 acres); and

(e) Schedule "A-5": Assignment of 100% Working Interest in Janie G.R. Odom et al Lease (95.63 acres).

SCHEDULE "A-1"

ASSIGNMENT AND BILL OF SALE

THIS AGREEMENT (the "Agreement") made this 31st day of March, 2004 (the "Effective Date").

BETWEEN:

CODEAMERICA INVESTMENTS, LLC, a Nevada limited liability company, whose address is 7227 Winchester Road, PMB 258, Memphis, Tennessee 38118

(the "Seller")

OF THE FIRST PART

AND:

ALTUS EXPLORATIONS, INC., whose address is Suite 100, 8900 Germantown Road, Olive Branch, Mississippi 38654

(the "Buyer")

OF THE SECOND PART

WHEREAS the Seller desires to assign a portion of its right, title and interest in its T.E. Lane gas unit in Freestone County, Texas and the Buyer desires to obtain such portion, on the terms and conditions as described in this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSETH that, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Seller and the Buyer, the parties consent and agree as follows:

1. ASSIGNMENT AND PURCHASE PRICE

1.1 The Seller hereby agrees to sell, assign and deliver to the Buyer (the "Assignment") a 10% working interest (the "Working Interest") in oil and gas leases (the "Leases") of that portion of the T.E. Lane gas unit which totals 80 acres and includes the T.E. Lane No. 1 test well, API No. 42-161-31482 (the "Carve Out Area") located in Freestone County, Texas and the Buyer hereby agrees to pay the Seller a purchase price of $10.00 on the date of such Assignment. The Working Interest is in addition to the 10% working interest assigned by the Seller to the Buyer in an agreement dated October 22, 2003.

1.2 The assigned Working Interest is that portion of the Seller's right, title and interest in the Leases described on Exhibit "A", attached to this Agreement which encompass the Carve Out Area.

1.3 The Working Interest additionally includes, on a proportionate basis:

(a) the rights, benefits and responsibilities of the Seller in all contracts and agreements regarding the Leases such as wells, equipment, interests and other personal property used with the production, gathering, storing, measuring, treating, operating, maintaining, or marketing of oil and gas production from any or all of the Leases; and

(b) the Seller's contracts and agreements involving and related to the Leases including without limitation, unit agreements, operating agreements, and farm-out and farm-in agreements.

2. REPRESENTATIONS AND WARRANTIES

2.1 THIS AGREEMENT IS EXECUTED WITHOUT ANY WARRANTY OF TITLE, EITHER EXPRESSED OR IMPLIED (EXCEPT AS EXPRESSLY PROVIDED BELOW) AND IS FURTHER MADE WITHOUT ANY EXPRESSED OR IMPLIED WARRANTY OR REPRESENTATION AS TO THE MERCHANTABILITY OF ANY OF THE LEASES OR PROPERTY(IES) OR THEIR FITNESS FOR ANY PURPOSE, AND WITHOUT ANY OTHER EXPRESS OR IMPLIED WARRANTY OR REPRESENTATION WHATSOEVER. IT IS UNDERSTOOD AND AGREED THAT BUYER HAS INSPECTED THE LEASES OR PROPERTY(IES) FOR ALL PURPOSES, INCLUDING WITHOUT LIMITATION FOR THE PURPOSE OF DETECTING THE PRESENCE OF NATURALLY OCCURRING RADIOACTIVE MATERIAL (HEREINAFTER REFERRED TO AS "NORM") AND MAN MADE MATERIAL FIBERS (HEREINAFTER REFERRED TO AS "MMMF") AND SATISFIED ITSELF AS TO THEIR PHYSICAL AND ENVIRONMENTAL CONDITION, BOTH SURFACE AND SUBSURFACE, INCLUDING BUT NOT LIMITED TO CONDITIONS RELATED TO THE PRESENCE, RELEASE, OR DISPOSAL OF HAZARDOUS SUBSTANCES, AND THAT BUYER IS RELYING SOLELY UPON THE RESULTS OF SUCH CONDITION. SELLER DISCLAIMS ALL LIABILITY ARISING IN CONNECTION WITH THE PRESENCE OF NORM AND MMMF ON THE LEASES OR PROPERTY(IES) AND IF TESTS HAVE BEEN CONDUCTED BY SELLER FOR THE PRESENCE OF NORM OR MMMF, SELLER DISCLAIMS ANY WARRANTY RESPECTING THE ACCURACY OF SUCH TESTS OR RESULTS. BUYER EXPRESSLY WAIVES THE PROVISIONS OF CHAPTER XVII, SUBCHAPTER E, SECTION 17.41 THROUGH 17.63, INCLUSIVE (OTHER THAN SECTION 17.55A WHICH IS NOT WAIVED), VERNON'S TEXAS CODE ANNOTATED, BUSINESS AND COMMERCE CODE (THE "DECEPTIVE TRADE PRACTICES ACT") AND ACKNOWLEDGES CONVEYANCE AND ACKNOWLEDGES THAT THIS WAIVER HAS BEEN BROUGHT TO THE ATTENTION OF BUYER AND EXPLAINED IN DETAIL AND THAT BUYER HAS VOLUNTARILY AND KNOWINGLY CONSENTED TO THIS WAIVER OR WARRANTY OF FITNESS. BUYER HAS INSPECTED THE

INTERESTS AND THE RECORDS PERTAINING THERETO TO ITS SATISFACTION AND ACCEPTS SAME "AS IS".

3. ROYALTIES ON PRODUCTION

3.1 The Buyer acknowledges and understands that the T.E. Lane gas unit is subject to royalties of 28% of production. The Seller shall deliver to the Buyer its proportionate share of a net revenue interest ("NRI") of seventy-two percent (72%) in and to the Leases. Said NRI shall be inclusive of all lease burdens placed of record as of the Effective Date. There is hereby excepted from this Assignment and Bill of Sale and reserved to Seller, its affiliates, successors and assigns, all rights and interests not specifically transferred herein.

IN WITNESS WHEREOF, the parties have executed this Agreement to be effective for all purposes as of the Effective Date.

CODEAMERICA INVESTMENTS, LLC

______________________________
Per: William M. Cox
Title:

ALTUS EXPLORATIONS, INC.

______________________________
Per: William M. Cox

EXHIBIT "A"

This is Exhibit "A" attached to and made a part of the Assignment and Bill of Sale between CodeAmerica Investments, LLC and Altus Explorations, Inc. dated March 31, 2004.

LEASE SCHEDULE
FREESTONE COUNTY, TEXAS
LEASE NO.	LESSOR	LESSEE	LEASE DATE	EXPIRATION DATE	RECORDATION Volume Page
FRTX0004-00	Sharon Wilson	Gypsy Mining & Exploration, LLC	10/21/99	10/21/01	1108/209
FRTX0004-01	Charles M. Wood	Gypsy Mining & Exploration, LLC	10/31/99	10/31/01	1108/211
FRTX0003-04	Malcom M. Wood	Gypsy Mining & Exploration, LLC	12/09/99	12/09/01	1108/207
FRTX0003-03	William R. Wood	Gypsy Mining & Exploration, LLC	12/30/99	12/30/01	1108/205
FRTX0003-02	Jane Wood Tackett	Gypsy Mining & Exploration, LLC	12/30/99	12/30/01	1108/203
FRTX0003-01	Joe Neil Wood	Gypsy Mining & Exploration, LLC	12/28/99	12/28/01	1108/201
FRTX0003-00	Mary Wood Richter	Gypsy Mining & Exploration, LLC	12/31/99	12/31/01	1108/199
FRTX0002-00	Charles Mervil Wood	Gypsy Mining & Exploration, LLC	12/08/99	12/08/01	1108/197
FRTX0001-00	C. M. Wood, Agent	Gypsy Mining & Exploration, LLC	12/08/99	12/08/01	1108/195
FRTX0001-01	Oressia Tippens Crawley, et al	Gypsy Mining & Exploration, LLC	02/07/00	02/07/02	1111/210

These leases are held by production.

SCHEDULE "A-2"

ASSIGNMENT, BILL OF SALE AND CONVEYANCE

STATE OF TEXAS }

COUNTY OF FREESTONE }

This Assignment, Bill of Sale and Conveyance ("Assignment") is

FROM:	CODEAMERICA INVESTMENTS, LLC 7227 Winchester Road, PMB 258 Memphis, Tennessee 38125	("Assignor")
TO:	ALTUS EXPLORATIONS, INC. 8900 Germantown Road, Suite 200 Olive Branch, Mississippi 38654	("Assignee")

Assignor is the sole owner of that certain Oil and Gas Lease dated effective October-December, 1999, executed by Sharon Wilson, Charles M. Wood, Mary L. Wood Richter, Joe Neil Wood, Jane Wood Tackett, William R. Wood, Malcolm M. Wood, Charles Mervil Wood, Elizabeth Ballou, and Orissa Tippens Crawley, as Lessor, to Gypsy Resources, Ltd. as Lessee. These leases are currently held by production and are recorded in Volume 1108, Pages 195, 197, 199, 201, 203, 205, 207, 209, 210 and 211 of the Deed Records, Freestone County, Texas (the "Lease"), which Lease contains the lands further described in Exhibit "A" detailed hereto and incorporated by reference herein. For and in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed by Assignor, subject to the exception and reservation set forth below, does hereby sell, assign, convey, transfer set over and deliver unto Assignee and Assignee's successors in title and assigns, effective as of 7:00 a.m. at the location of the properties herein assigned, on April 1, 2004 (the "Effective Date"), the following properties and rights (collectively, the "Subject Leases"):

(1) An undivided one hundred per cent (100%) working interest in or to the Lease with the exception of the 80 acres assigned to that certain gas proration unit designated the T.E. Lane Gas Unit insofar as the Lease covers the lands described in the Lease, and all of which lands are located in the state and County above named ("Lands");

(2) A like interest in, to or under or by virtue of the presently existing and valid unitization, communitization and pooling agreements and the properties covered and the units and pooled and communitized areas created thereby (including, but not limited to, all units formed under orders, reguations, rules or other official acts of any federal, state or other government agency), insofar and only insofar as such agreements, properties and units relate to the Leases;

(3) A like interest in or to all improvements, easements, surface leases, permits rights-of-way, licenses, servitudes and other similar interest, subject to the Existing Burdens (as herein defined), are referred to as the "Easements";

(4) A like interest in or to all personal property, fixtures and improvements appurtenant to or located on or near the Lands, or used or held for use (except automotive equipment or motor vehicles) in connection with the production, treatment, storage or transportation of oil, gas, casinghead gas, condensate, distillate or other liquid or vaporous hydrocarbons or other minerals (collectively, the "Hydrocarbons") from the Leases; and all of Assignor's interest in and to any geological or geophysical data heretofore provided to Assignee by Assignor (the "Data") such personal property, fixtures and improvements shall include, but shall not be limited to, all Hydrocarbons in the tanks, and all wells, tanks, boilers, buildings, plants, fixtures, machinery and other equipment, pipelines, powerlines, telephone lines, roads and other appurtenances pertaining to the Leases (all such personal property and fixtures are referred to in this Assignment as the "Assigned Appurtenances");

(5) A like interest in or to all rights, duties, obligations attributable to our arising from any valid oil, casinghead gas and gas sales, purchase, exchange and processing contracts and agreements, insofar and only insofar as the same are appurtenant or relate to the Leases or production therefrom or attributable thereto (all such rights, duties and obligations are referred to in this Assignment as the "Contract Rights");

(6) A like interest in and to all Hydrocarbons or other minerals which are in, under, upon or produced from or allocable (or to be produced from or allocable) to the Lands (such Hydrocarbons and minerals being hereinafter referred to as "Production"), including "line fill" and inventory below the pipeline connection in tanks, attributable to the interests described in Exhibit A, or the proceeds from the sale of such Production.

This Assignment from Assignor to Assignee is expressly made subject to the following ("Existing Burdens");

(A) a proportionate part of the covenants, provisions, royalties and terms of the Lease;

(B) the terms and conditions of all existing orders, rules and regulations and ordinances of federal, state and other government agencies having jurisdiction; and

(C) a proportionate part of all overriding royalty interests, restrictions, exceptions, reservations, burdens, encumbrances, conditions, limitations, interests, instructions, agreements and other matters, if any, which are of record in the state and county above named and which burden or affect the properties, rights or interests herein assigned.

TO HAVE AND TO HOLD, all and singular, the Subject Interests Unto Assignee and Assignee's successors in title and assigns forever. Assignor hereby binds Assignor and Assignor's successors and assigns, to warrant and to defend the title to the Subject Properties, unto Assignee and Assignee's successors and assigns, against every person lawfully claiming or to claim the same, purposes or protecting Assignor on Assignor's warranties, and shall not create, nor constitute a recognition of, any rights in third parties. This Assignment, in respect of the Assigned Appurtenances, is made without warranty or covenants, express or implied, and, in respect of the Assigned Appurtenances, the IMPLIED WARRANTY OR MERCHANT ABILITY AND THE IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE ARE HEREBY EXPRESSLY BEGATED. This Assignment is made with full substitution and subrogation of Assignee in and to all covenants, indemnities, representations and warranties by other heretofore given or made with respect to the Subject Properties or any part thereof.

All of the terms, provisions, covenants, and agreements herein contained shall extend to and be binding upon the parties hereto, and their respective successors in title and assigns.

Assignor agrees to execute, to acknowledge and to deliver to Assignee any additional instruments, notices, division orders, transfer orders and other documents and to do any other acts and things which may be necessary to more fully and effectively assigned and convey to Assignee and Assignee's successors in title and assigns the Properties intended to be assigned hereby.

IN WITNESS WHEREOF, the parties have executed this Assignment on the date of the latest acknowledgment annexed hereto, but this Assignment shall be effective as of the Effective Date hereinabove recited.

ASSIGNOR: CODEAMERICA INVESTMENTS, LLC By: /s/ Wm. Milton Cox___________________ Wm. Milton Cox, Manager		ASSIGNEE: ALTUS EXPLORATIONS, INC. By: /s/ Wm. Milton Cox_________________ Wm. Milton Cox, President
STATE OF TN	}
COUNTY OF SHELBY	}

On this 1st day of April, 2004, before the undersigned authority personally appeared Wm. Milton Cox, Manager of CodeAmerica Investments, LLC, who acknowledged to me that he executed the same in the capacity therein stated on behalf of such company.

/s/ Joyce A. Young____________________ Notary Public in and for the State of TN MY COMMISSION EXPIRES OCT 26, 2004
STATE OF TN	}
COUNTY OF SHELBY	}

On this 1st day of April, 2004, before the undersigned authority personally appeared Wm. Milton Cox, President of Altus Explorations, Inc., a corporation, who acknowledged to me that he executed the same in the capacity therein stated on behalf of such company.

/s/ Joyce A. Young_____________________ Notary Public in and for the State of TN MY COMMISSION EXPIRES OCT 26, 2004

EXHIBIT "A"

That certain lands situated in FREESTONE County, Texas, comprising of 95.63 acres of land, more or less, described as follows, to-wit:

194.22 acres, more or less, out of Freestone County, Texas out of the T.R. Thurman Survey, A-613; the G.W. Powell Survey, A-524; and the G.W. Wisdom Survey, A-651.

SCHEDULE "A-3"

ASSIGNMENT, BILL OF SALE AND CONVEYANCE

STATE OF TEXAS }

COUNTY OF FREESTONE }

This Assignment, Bill of Sale and Conveyance ("Assignment") is

FROM:	CODEAMERICA INVESTMENTS, LLC 7227 Winchester Road, PMB 258 Memphis, Tennessee 38125	("Assignor")
TO:	ALTUS EXPLORATIONS, INC. 8900 Germantown Road, Suite 200 Olive Branch, Mississippi 38654	("Assignee")

Assignor is the sole owner of that certain Oil and Gas Lease dated effective January 26, 2004, between Sedric Malone and Dorothy Malone, as Lessor, to CodeAmerica Investments, LLC as Lessee, a Memorandum of which is attached as Exhibit B, has been filed for public record in Freestone County Texas on March 29, 2004 (the "Lease"), which Lease contains the lands further described in Exhibit "A" detailed hereto and incorporated by reference herein. For and in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed by Assignor, subject to the exception and reservation set forth below, does hereby sell, assign, convey, transfer set over and deliver unto Assignee and Assignee's successors in title and assigns, effective as of 7:00 a.m. at the location of the properties herein assigned, on April 1, 2004 (the "Effective Date"), the following properties and rights (collectively, the "Subject Leases"):

(1) An undivided one hundred per cent (100%) working interest in or to the Lease insofar as the Lease covers the lands described in the Lease, and all of which lands are located in the state and County above named ("Lands");

(2) A like interest in, to or under or by virtue of the presently existing and valid unitization, communitization and pooling agreements and the properties covered and the units and pooled and communitized areas created thereby (including, but not limited to, all units formed under orders, reguations, rules or other official acts of any federal, state or other government agency), insofar and only insofar as such agreements, properties and units relate to the Leases;

(3) A like interest in or to all improvements, easements, surface leases, permits rights-of-way, licenses, servitudes and other similar interest, subject to the Existing Burdens (as herein defined), are referred to as the "Easements";

(4) A like interest in or to all personal property, fixtures and improvements appurtenant to or located on or near the Lands, or used or held for use (except automotive equipment or motor vehicles) in connection with the production, treatment, storage or transportation of oil, gas, casinghead gas, condensate, distillate or other liquid or vaporous hydrocarbons or other minerals (collectively, the "Hydrocarbons") from the Leases; and all of Assignor's interest in and to any geological or geophysical data heretofore provided to Assignee by Assignor (the "Data") such personal property, fixtures and improvements shall include, but shall not be limited to, all Hydrocarbons in the tanks, and all wells, tanks, boilers, buildings, plants, fixtures, machinery and other equipment, pipelines, powerlines, telephone lines, roads and other appurtenances pertaining to the Leases (all such personal property and fixtures are referred to in this Assignment as the "Assigned Appurtenances");

(5) A like interest in or to all rights, duties, obligations attributable to our arising from any valid oil, casinghead gas and gas sales, purchase, exchange and processing contracts and agreements, insofar and only insofar as the same are appurtenant or relate to the Leases or production therefrom or attributable thereto (all such rights, duties and obligations are referred to in this Assignment as the "Contract Rights");

(6) A like interest in and to all Hydrocarbons or other minerals which are in, under, upon or produced from or allocable (or to be produced from or allocable) to the Lands (such Hydrocarbons and minerals being hereinafter referred to as "Production"), including "line fill" and inventory below the pipeline connection in tanks, attributable to the interests described in Exhibit A, or the proceeds from the sale of such Production.

This Assignment from Assignor to Assignee is expressly made subject to the following ("Existing Burdens");

(A) a proportionate part of the covenants, provisions, royalties and terms of the Lease;

(B) the terms and conditions of all existing orders, rules and regulations and ordinances of federal, state and other government agencies having jurisdiction; and

(C) a proportionate part of all overriding royalty interests, restrictions, exceptions, reservations, burdens, encumbrances, conditions, limitations, interests, instructions, agreements and other matters, if any, which are of record in the state and county above named and which burden or affect the properties, rights or interests herein assigned.

TO HAVE AND TO HOLD, all and singular, the Subject Interests Unto Assignee and Assignee's successors in title and assigns forever. Assignor hereby binds Assignor and Assignor's successors and assigns, to warrant and to defend the title to the Subject Properties, unto Assignee and Assignee's successors and assigns, against every person lawfully claiming or to claim the same, purposes or protecting Assignor on Assignor's warranties, and shall not create, nor constitute a recognition of, any rights in third parties. This Assignment, in respect of the Assigned Appurtenances, is made without warranty or covenants, express or implied, and, in respect of the Assigned Appurtenances, the IMPLIED WARRANTY OR MERCHANT ABILITY AND THE IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE ARE HEREBY EXPRESSLY BEGATED. This Assignment is made with full substitution and subrogation of Assignee in and to all covenants, indemnities, representations and warranties by other heretofore given or made with respect to the Subject Properties or any part thereof.

All of the terms, provisions, covenants, and agreements herein contained shall extend to and be binding upon the parties hereto, and their respective successors in title and assigns.

Assignor agrees to execute, to acknowledge and to deliver to Assignee any additional instruments, notices, division orders, transfer orders and other documents and to do any other acts and things which may be necessary to more fully and effectively assigned and convey to Assignee and Assignee's successors in title and assigns the Properties intended to be assigned hereby.

IN WITNESS WHEREOF, the parties have executed this Assignment on the date of the latest acknowledgment annexed hereto, but this Assignment shall be effective as of the Effective Date hereinabove recited.

ASSIGNOR: CODEAMERICA INVESTMENTS, LLC By: /s/ Wm. Milton Cox___________________ Wm. Milton Cox, President		ASSIGNEE: ALTUS EXPLORATIONS, INC. By: /s/ Wm. Milton Cox_________________
STATE OF TN	}
COUNTY OF SHELBY	}

On this 1st day of April, 2004, before the undersigned authority personally appeared William Milton Cox, President of CodeAmerica Investments, LLC, a Nevada limited liability company, who acknowledged to me that he executed the same in the capacity therein stated on behalf of such company.

/s/ Joyce A. Young_____________________ Notary Public in and for the State of TN MY COMMISSION EXPIRES OCT 26, 2004
STATE OF TN	}
COUNTY OF SHELBY	}

On this 1st day of April, 2004, before the undersigned authority personally appeared Wm. Milton Cox, President of Altus Explorations, Inc., a corporation, who acknowledged to me that he executed the same in the capacity therein stated on behalf of such company.

/s/ Joyce A. Young_____________________ Notary Public in and for the State of TN MY COMMISSION EXPIRES OCT 26, 2004

EXHIBIT "A"

That certain lands situated in FREESTONE County, Texas, comprising of 48.45 acres of land, more or less, described as follows, to-wit:

90 acres of land, more or less, a part of the G.W. Wisdom Survey, A-651 and 87.26 acres of land, more or less, a part of the E. Terry Survey, A-615, and 9 acres of land more or less in the T.R. Thurman Survey A-613. All land described herein being the same land as described in the deed dated July 14, 2000, and recorded in Volume 1124, Page 250 of the Deed of Records of Freestone County, Texas..

SCHEDULE "A-4"

ASSIGNMENT, BILL OF SALE AND CONVEYANCE

STATE OF TEXAS }

COUNTY OF FREESTONE }

This Assignment, Bill of Sale and Conveyance ("Assignment") is

FROM:	CODEAMERICA INVESTMENTS, LLC 7227 Winchester Road, PMB 258 Memphis, Tennessee 38125	("Assignor")
TO:	ALTUS EXPLORATIONS, INC. 8900 Germantown Road, Suite 200 Olive Branch, Mississippi 38654	("Assignee")

Assignor is the sole owner of that certain Oil and Gas Lease dated effective OJune 12, 2003, executed by Jerrye A. Keith, as Lessor, to CodeAmerica Investments LLC as Lessee, a Memorandum of which is recorded as document number 03004759 in Volume 01243, Page 00304 of the Plat Records, Freestone County, Texas, which is attached as Exhibit "B" (the "Lease"), which Lease contains the lands further described in Exhibit "A" detailed hereto and incorporated by reference herein. For and in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed by Assignor, subject to the exception and reservation set forth below, does hereby sell, assign, convey, transfer set over and deliver unto Assignee and Assignee's successors in title and assigns, effective as of 7:00 a.m. at the location of the properties herein assigned, on April 1, 2004 (the "Effective Date"), the following properties and rights (collectively, the "Subject Leases"):

(1) An undivided one hundred per cent (100%) working interest in or to the Lease insofar as the Lease covers the lands described in the Lease, and all of which lands are located in the state and County above named ("Lands");

(2) A like interest in, to or under or by virtue of the presently existing and valid unitization, communitization and pooling agreements and the properties covered and the units and pooled and communitized areas created thereby (including, but not limited to, all units formed under orders, reguations, rules or other official acts of any federal, state or other government agency), insofar and only insofar as such agreements, properties and units relate to the Leases;

(3) A like interest in or to all improvements, easements, surface leases, permits rights-of-way, licenses, servitudes and other similar interest, subject to the Existing Burdens (as herein defined), are referred to as the "Easements";

(4) A like interest in or to all personal property, fixtures and improvements appurtenant to or located on or near the Lands, or used or held for use (except automotive equipment or motor vehicles) in connection with the production, treatment, storage or transportation of oil, gas, casinghead gas, condensate, distillate or other liquid or vaporous hydrocarbons or other minerals (collectively, the "Hydrocarbons") from the Leases; and all of Assignor's interest in and to any geological or geophysical data heretofore provided to Assignee by Assignor (the "Data") such personal property, fixtures and improvements shall include, but shall not be limited to, all Hydrocarbons in the tanks, and all wells, tanks, boilers, buildings, plants, fixtures, machinery and other equipment, pipelines, powerlines, telephone lines, roads and other appurtenances pertaining to the Leases (all such personal property and fixtures are referred to in this Assignment as the "Assigned Appurtenances");

(5) A like interest in or to all rights, duties, obligations attributable to our arising from any valid oil, casinghead gas and gas sales, purchase, exchange and processing contracts and agreements, insofar and only insofar as the same are appurtenant or relate to the Leases or production therefrom or attributable thereto (all such rights, duties and obligations are referred to in this Assignment as the "Contract Rights");

(6) A like interest in and to all Hydrocarbons or other minerals which are in, under, upon or produced from or allocable (or to be produced from or allocable) to the Lands (such Hydrocarbons and minerals being hereinafter referred to as "Production"), including "line fill" and inventory below the pipeline connection in tanks, attributable to the interests described in Exhibit A, or the proceeds from the sale of such Production.

This Assignment from Assignor to Assignee is expressly made subject to the following ("Existing Burdens");

(A) a proportionate part of the covenants, provisions, royalties and terms of the Lease;

(B) the terms and conditions of all existing orders, rules and regulations and ordinances of federal, state and other government agencies having jurisdiction; and

(C) a proportionate part of all overriding royalty interests, restrictions, exceptions, reservations, burdens, encumbrances, conditions, limitations, interests, instructions, agreements and other matters, if any, which are of record in the state and county above named and which burden or affect the properties, rights or interests herein assigned.

TO HAVE AND TO HOLD, all and singular, the Subject Interests Unto Assignee and Assignee's successors in title and assigns forever. Assignor hereby binds Assignor and Assignor's successors and assigns, to warrant and to defend the title to the Subject Properties, unto Assignee and Assignee's successors and assigns, against every person lawfully claiming or to claim the same, purposes or protecting Assignor on Assignor's warranties, and shall not create, nor constitute a recognition of, any rights in third parties. This Assignment, in respect of the Assigned Appurtenances, is made without warranty or covenants, express or implied, and, in respect of the Assigned Appurtenances, the IMPLIED WARRANTY OR MERCHANT ABILITY AND THE IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE ARE HEREBY EXPRESSLY BEGATED. This Assignment is made with full substitution and subrogation of Assignee in and to all covenants, indemnities, representations and warranties by other heretofore given or made with respect to the Subject Properties or any part thereof.

All of the terms, provisions, covenants, and agreements herein contained shall extend to and be binding upon the parties hereto, and their respective successors in title and assigns.

Assignor agrees to execute, to acknowledge and to deliver to Assignee any additional instruments, notices, division orders, transfer orders and other documents and to do any other acts and things which may be necessary to more fully and effectively assigned and convey to Assignee and Assignee's successors in title and assigns the Properties intended to be assigned hereby.

IN WITNESS WHEREOF, the parties have executed this Assignment on the date of the latest acknowledgment annexed hereto, but this Assignment shall be effective as of the Effective Date hereinabove recited.

ASSIGNOR: CODEAMERICA INVESTMENTS, LLC By: /s/ Wm. Milton Cox___________________ Wm. Milton Cox, President		ASSIGNEE: ALTUS EXPLORATIONS, INC. By: /s/ Wm. Milton Cox_________________
STATE OF TN	}
COUNTY OF SHELBY	}

On this 1st day of April, 2004, before the undersigned authority personally appeared William Milton Cox, President of CodeAmerica Investments, LLC, a Nevada limited liability company, who acknowledged to me that he executed the same in the capacity therein stated on behalf of such company.

/s/ Joyce A. Young_____________________ Notary Public in and for the State of TN MY COMMISSION EXPIRES OCT 26, 2004
STATE OF TN	}
COUNTY OF SHELBY	}

On this 1st day of April, 2004, before the undersigned authority personally appeared Wm. Milton Cox, President of Altus Explorations, Inc., a corporation, who acknowledged to me that he executed the same in the capacity therein stated on behalf of such company.

/s/ Joyce A. Young_____________________ Notary Public in and for the State of TN MY COMMISSION EXPIRES OCT 26, 2004

EXHIBIT "A"

That certain lands situated in FREESTONE County, Texas, comprising of 48.45 acres of land, more or less, described as follows, to-wit:

48.45 acres more or less situated in the R.R. Thurman Survey, A-613 in Freestone County Texas as recorded on a Partition Plat filed March 28, 1977 in Volume 2, pages 41 and 42 of the Plat Records of Freestone County, Texas, and further recorded by the Freestone County Clerk on April 15, 1977..

SCHEDULE "A-5"

ASSIGNMENT, BILL OF SALE AND CONVEYANCE

STATE OF TEXAS }

COUNTY OF FREESTONE }

This Assignment, Bill of Sale and Conveyance ("Assignment") is

FROM:	CODEAMERICA INVESTMENTS, LLC 7227 Winchester Road, PMB 258 Memphis, Tennessee 38125	("Assignor")
TO:	ALTUS EXPLORATIONS, INC. 8900 Germantown Road, Suite 200 Olive Branch, Mississippi 38654	("Assignee")

Assignor, by way of assignment from Gypsy Resources, Ltd., a copy of which is attached as Exhibit B, is the sole owner of that certain Oil and Gas Lease dated effective June 21, 2001, executed by Janie Garrett Rowe Odom, Mary Frances Ellis Waggener, Joy Carol Anthony, and James Leo Garrett, Jr., as Lessor, to Gypsy Resources, Ltd. as Lessee, a Memorandum of which is recorded as document number 2000248 in Volume 1183, Page 676 of the Deed of Records, Freestone County, Texas (the "Lease"), which Lease contains the lands further described in Exhibit "A" detailed hereto and incorporated by reference herein. For and in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed by Assignor, subject to the exception and reservation set forth below, does hereby sell, assign, convey, transfer set over and deliver unto Assignee and Assignee's successors in title and assigns, effective as of 7:00 a.m. at the location of the properties herein assigned, on April 1, 2004 (the "Effective Date"), the following properties and rights (collectively, the "Subject Leases"):

(1) An undivided one hundred per cent (100%) working interest in or to the Lease insofar as the Lease covers the lands described in the Lease, and all of which lands are located in the state and County above named ("Lands");

(2) A like interest in, to or under or by virtue of the presently existing and valid unitization, communitization and pooling agreements and the properties covered and the units and pooled and communitized areas created thereby (including, but not limited to, all units formed under orders, reguations, rules or other official acts of any federal, state or other government agency), insofar and only insofar as such agreements, properties and units relate to the Leases;

(3) A like interest in or to all improvements, easements, surface leases, permits rights-of-way, licenses, servitudes and other similar interest, subject to the Existing Burdens (as herein defined), are referred to as the "Easements";

(4) A like interest in or to all personal property, fixtures and improvements appurtenant to or located on or near the Lands, or used or held for use (except automotive equipment or motor vehicles) in connection with the production, treatment, storage or transportation of oil, gas, casinghead gas, condensate, distillate or other liquid or vaporous hydrocarbons or other minerals (collectively, the "Hydrocarbons") from the Leases; and all of Assignor's interest in and to any geological or geophysical data heretofore provided to Assignee by Assignor (the "Data") such personal property, fixtures and improvements shall include, but shall not be limited to, all Hydrocarbons in the tanks, and all wells, tanks, boilers, buildings, plants, fixtures, machinery and other equipment, pipelines, powerlines, telephone lines, roads and other appurtenances pertaining to the Leases (all such personal property and fixtures are referred to in this Assignment as the "Assigned Appurtenances");

(5) A like interest in or to all rights, duties, obligations attributable to our arising from any valid oil, casinghead gas and gas sales, purchase, exchange and processing contracts and agreements, insofar and only insofar as the same are appurtenant or relate to the Leases or production therefrom or attributable thereto (all such rights, duties and obligations are referred to in this Assignment as the "Contract Rights");

(6) A like interest in and to all Hydrocarbons or other minerals which are in, under, upon or produced from or allocable (or to be produced from or allocable) to the Lands (such Hydrocarbons and minerals being hereinafter referred to as "Production"), including "line fill" and inventory below the pipeline connection in tanks, attributable to the interests described in Exhibit A, or the proceeds from the sale of such Production.

This Assignment from Assignor to Assignee is expressly made subject to the following ("Existing Burdens");

(A) a proportionate part of the covenants, provisions, royalties and terms of the Lease;

(B) the terms and conditions of all existing orders, rules and regulations and ordinances of federal, state and other government agencies having jurisdiction; and

(C) a proportionate part of all overriding royalty interests, restrictions, exceptions, reservations, burdens, encumbrances, conditions, limitations, interests, instructions, agreements and other matters, if any, which are of record in the state and county above named and which burden or affect the properties, rights or interests herein assigned.

TO HAVE AND TO HOLD, all and singular, the Subject Interests Unto Assignee and Assignee's successors in title and assigns forever. Assignor hereby binds Assignor and Assignor's successors and assigns, to warrant and to defend the title to the Subject Properties, unto Assignee and Assignee's successors and assigns, against every person lawfully claiming or to claim the same, purposes or protecting Assignor on Assignor's warranties, and shall not create, nor constitute a recognition of, any rights in third parties. This Assignment, in respect of the Assigned Appurtenances, is made without warranty or covenants, express or implied, and, in respect of the Assigned Appurtenances, the IMPLIED WARRANTY OR MERCHANT ABILITY AND THE IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE ARE HEREBY EXPRESSLY BEGATED. This Assignment is made with full substitution and subrogation of Assignee in and to all covenants, indemnities, representations and warranties by other heretofore given or made with respect to the Subject Properties or any part thereof.

All of the terms, provisions, covenants, and agreements herein contained shall extend to and be binding upon the parties hereto, and their respective successors in title and assigns.

Assignor agrees to execute, to acknowledge and to deliver to Assignee any additional instruments, notices, division orders, transfer orders and other documents and to do any other acts and things which may be necessary to more fully and effectively assigned and convey to Assignee and Assignee's successors in title and assigns the Properties intended to be assigned hereby.

IN WITNESS WHEREOF, the parties have executed this Assignment on the date of the latest acknowledgment annexed hereto, but this Assignment shall be effective as of the Effective Date hereinabove recited.

ASSIGNOR: CODEAMERICA INVESTMENTS, LLC By: /s/ Wm. Milton Cox___________________ Wm. Milton Cox, President		ASSIGNEE: ALTUS EXPLORATIONS, INC. By: /s/ Wm. Milton Cox_________________
STATE OF TN	}
COUNTY OF SHELBY	}

On this 29th day of March, 2004, before the undersigned authority personally appeared William Milton Cox, President of CodeAmerica Investments, LLC, a Nevada limited liability company, who acknowledged to me that he executed the same in the capacity therein stated on behalf of such company.

/s/ Joyce A. Young_____________________ Notary Public in and for the State of TN MY COMMISSION EXPIRES OCT 26, 2004
STATE OF TN	}
COUNTY OF SHELBY	}

On this 29th day of March, 2004, before the undersigned authority personally appeared Wm. Milton Cox, President of Altus Explorations, Inc., a corporation, who acknowledged to me that he executed the same in the capacity therein stated on behalf of such company.

/s/ Joyce A. Young_____________________ Notary Public in and for the State of TN MY COMMISSION EXPIRES OCT 26, 2004

EXHIBIT "A"

That certain lands situated in FREESTONE County, Texas, comprising of 95.63 acres of land, more or less, described as follows, to-wit:

95.63 acres, more or less, being all of that certain parcel of land out of the William Skinner Survey, A-35, Freestone County, Texas, described in that certain Deed dated June 30, 1969, by and between W.E. Garrett and C.E. Neal, Jr., Trustee as recorded in Volume 390, Page 543 of the Deed of Records of Freestone County, Texas.